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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Omtool, Ltd.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                        April 26, 2005

Dear Fellow Stockholder:

        You are cordially invited to attend our Annual Meeting of Stockholders, which will be held this year on Tuesday, May 24, 2005, at 10:00 A.M. local time, at the offices of Omtool, Ltd. at 8A Industrial Way, Salem, New Hampshire 03079.

        At this year's meeting, you are asked to elect two Class II directors. The accompanying Notice of Meeting and Proxy Statement describe these proposals. We urge you to read this information carefully.

        Your Board of Directors unanimously believes that the election of its nominees as directors is in the best interest of Omtool, Ltd. and its stockholders, and accordingly recommends a vote FOR Item 1 on the enclosed proxy card.

        Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, may I urge you to complete, sign, date and return your proxy ballot in the envelope provided, complete your proxy by calling the toll-free telephone number listed on the enclosed proxy voting instructions card or complete your proxy via the Internet at the Internet address listed on the enclosed proxy voting instructions card. If the address on the accompanying material is incorrect, please advise the Company in writing at 8A Industrial Way, Salem, New Hampshire 03079, Attention: Daniel A. Coccoluto.

For the Board of Directors Robert L. Voelk Chief Executive Officer, President and Chairman of the Board

OMTOOL, LTD.

8A INDUSTRIAL WAY
SALEM, NEW HAMPSHIRE 0307

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on May 24, 2005

To The Stockholders:

        The Annual Meeting of Stockholders of Omtool, Ltd., a Delaware corporation, will be held on Tuesday, May 24, 2005 at 10:00 A.M. local time at the offices of Omtool, Ltd. at 8A Industrial Way, Salem, New Hampshire 03079, for the following purposes:

  1.
  To elect two Class II directors to serve for a term of three years.

  2.
  To transact such other business as may properly come before the meeting and any adjournments thereof.

        Stockholders entitled to notice of and to vote at the meeting shall be determined as of the close of business on Friday, April 8, 2005, the record date fixed by the Board of Directors for such purpose. To ensure your representation at the meeting, whether or not you plan to attend the meeting, please vote in one of the following three ways: (1) by completing, signing and dating the enclosed proxy card and returning it as promptly as possible in the enclosed postage-prepaid envelope, (2) by completing your proxy by using the toll-free telephone number listed on the enclosed proxy voting instructions card or (3) by completing your proxy via the Internet at the Internet address listed on the enclosed proxy voting instructions card.

By Order of the Board of Directors, Daniel A. Coccoluto Secretary
Salem, New Hampshire April 26, 2005

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE (1) COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE, (2) COMPLETE YOUR PROXY USING THE TOLL-FREE TELEPHONE NUMBER LISTED ON THE ENCLOSED PROXY VOTING INSTRUCTIONS CARD OR (3) COMPLETE YOUR PROXY VIA THE INTERNET AT THE INTERNET ADDRESS LISTED ON THE ENCLOSED PROXY VOTING INSTRUCTIONS CARD IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

OMTOOL, LTD.

8A INDUSTRIAL WAY
SALEM, NEW HAMPSHIRE 03079

PROXY STATEMENT

April 26, 2005

        Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of Omtool, Ltd. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, May 24, 2005 at 10:00 A.M. local time, at the offices of Omtool, Ltd. at 8A Industrial Way, Salem, New Hampshire 03079.

        Only stockholders of record as of the close of business on April 8, 2005 (the "Record Date") will be entitled to vote at the meeting and any adjournments thereof. As of the Record Date, 3,913,263 shares of common stock, par value $.01 per share (the "Common Stock"), of the Company were issued and outstanding. Each share of Common Stock outstanding as of the Record Date will be entitled to one vote and stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. Any stockholder giving a proxy has the right to revoke it by written notice to the Secretary of the Company at any time before it is exercised. Each of the persons named as a proxy in this proxy statement is a director and/or executive officer of the Company.

        An Annual Report to Stockholders, containing audited financial statements for the fiscal year ended December 31, 2004, is being mailed together with this proxy statement to all stockholders entitled to vote. It is anticipated that this proxy statement and the accompanying proxy will be first mailed to stockholders on or about April 26, 2005.

        The mailing address of the Company's principal executive offices is 8A Industrial Way, Salem, New Hampshire 03079.

        All properly executed proxies returned in time to be counted at the meeting and not revoked will be voted, and with respect to the election of the members of the Board of Directors, will be voted as stated below under "Election of Directors." Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specification and will be voted FOR the matters if no specification is indicated.

        The representation in person or by proxy of at least a majority of all shares of Common Stock issued, outstanding and entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee for election as director, or which contain one or more abstentions or broker "non-votes," are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting. A "non-vote" occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, such nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

        The election of directors by the stockholders shall be determined by a plurality of the votes cast by stockholders entitled to vote. On all other matters being submitted to stockholders, an affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on each such matter is required for approval; therefore, abstentions will have the practical effect of voting against each such matter since they are included in the number of shares present and voting on each such matter. However, broker "non-votes" are not considered shares entitled to vote and therefore will have no impact on the outcome of the vote. An automated system administered by the Company's transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately.

        The Board of Directors knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote may be properly taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as proxies in the proxy.

SECURITIES OWNERSHIP OF
MANAGEMENT AND PRINCIPAL STOCKHOLDERS

        The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of the Record Date (except as set forth below): (i) by each person who, to the knowledge of the Company, owned beneficially more than 5% of the 3,913,263 shares of Common Stock of the Company outstanding at such date; (ii) by each director and nominee; (iii) by each executive officer identified in the Summary Compensation Table set forth below under "Compensation and Other Information Concerning Directors and Officers," and (iv) by the directors, nominees and executive officers of the Company as a group. Unless otherwise indicated below, each person listed below maintains a business address in the care of Omtool, Ltd., 8A Industrial Way, Salem, NH 03079 and has sole voting and investment power with respect to all shares of Common Stock owned.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)(2)	Percent of Class
Michael Rapoport (3) c/o Broadband Capital Management LLC 805 Third Avenue 15th Floor New York, NY 10022	278,830	7.08%
Robert L. Voelk (4)	448,390	11.31%
Martin A. Schultz (5) 5900 Collins Avenue Miami, FL 33140	407,927	10.37%
Richard D. Cramer (6)	46,483	1.18%
Arnold E. Ditri (7)	53,000	1.35%
Andrew E. Lietz (8)	31,571	*
James P. O'Halloran	9,333	*
Daniel A. Coccoluto (9)	15,001	*
All executive officers, nominees and directors as a group (7 persons) (2)	1,026,402	24.87%

*
Less than 1% of the outstanding Common Stock.

(1)
The persons and entities named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, except as noted in the footnotes below and except to the extent authority is shared by spouses under applicable law.

(2)
The number of shares of Common Stock deemed outstanding includes (i) 3,913,263 shares of Common Stock outstanding as of the Record Date and (ii) 154,003 shares of Common Stock issuable pursuant to options held by the respective person or group which may be exercised within 60 days after the Record Date, as set forth below.

(3)
Based on a Schedule 13G dated March 10, 2005 filed by Mr. Rapoport reflecting beneficial ownership as of December 31, 2004. Includes warrants to purchase 23,200 shares of common stock registered in Mr. Rapoport's name and also includes 3,000 shares of common stock and warrants to purchase 2,000 shares of common stock registered in the name of Broadband Capital Management LLC. Mr. Rapoport holds voting and/or dispositive powers over the securities held by Broadband Capital Management LLC.

(4)
Includes 51,428 options to purchase shares of Common Stock which may be exercised within 60 days of the Record Date by Mr. Voelk. Excludes 26,284 shares held in trust for the benefit of certain family members; Mr. Voelk disclaims beneficial ownership of such shares.

(5)
Includes 21,429 options to purchase shares of Common Stock which may be exercised within 60 days of the Record Date by Mr. Schultz.

(6)
Includes 28,572 options to purchase shares of Common Stock which may be exercised within 60 days of the Record Date by Mr. Cramer.

(7)
Includes 21,429 options to purchase shares of Common Stock which may be exercised within 60 days of the Record Date by Mr. Ditri.

(8)
Includes 21,429 options to purchase shares of Common Stock which may be exercised within 60 days of the Record Date by Mr. Lietz.

(9)
Includes 9,716 options to purchase shares of Common Stock which may be exercised within 60 days of the Record Date by Mr. Coccoluto.

PROPOSAL 1
ELECTION OF DIRECTORS

        No proxy may be voted for more people than the number of nominees set forth below. Shares represented by all proxies received by the Board of Directors and not so marked to withhold authority to vote for Arnold E. Ditri or James P. O'Halloran (by writing that individual director's name where indicated on the proxy) will be voted FOR the election of Messrs. Ditri and O'Halloran, respectively. The Board of Directors knows of no reason why Messrs. Ditri or O'Halloran should be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person for fixing the number of directors at a lesser number.

Information Pertaining to Directors and Nominees

        In accordance with the Company's Amended and Restated By-laws (the "By-laws"), the Company's Board of Directors is divided into three classes. Arnold E. Ditri, one of the Company's two Class II Directors, has served as a director since July 2001. James P. O'Halloran, the Company's other Class II Director, has served as a director since October 2004. The terms of Messrs. Ditri and O'Halloran expire as of the date of the Annual Meeting of Stockholders to be held in 2005. Martin A. Schultz, one of the Company's two Class III Directors and the Company founder, has served as a director since the Company's inception in 1991. Robert L. Voelk, the Company's other Class III Director, has served as a director since August 1993. The terms of Messrs. Schultz and Voelk expire as of the date of the Annual Meeting of Stockholders to be held in 2006. Richard D. Cramer, one of the Company's two Class I Directors, has served as a director since January 1996. Andrew E. Lietz, the Company's other Class I Director, has served as a director since July 2001. The terms of Messrs. Cramer and Lietz directorships expire as of the date of the Annual Meeting of Stockholders to be held in 2007.

        Each director serves for a three-year term, with one class of directors being elected at each Annual Meeting. Each director holds office until his successor is duly elected and qualified, or until his earlier death, resignation or removal.

        The following table sets forth for each nominee to be elected at the meeting and for each Director who will continue to serve as a director beyond the meeting, the year such nominee or director was first elected as a director, the positions currently held by such nominee or director with the Company, the year such nominee's or director's term will expire and the class of director of such nominee or director.

Nominee's or Director's Name and Year Nominee or Director First Became a Director	Position(s) Held	Year Term Will Expire	Class of Director
James O'Halloran (2004)	Director	2005	II
Arnold E. Ditri (2001)	Director	2005	II
Robert L. Voelk (1993)	Chairman of the Board, President and Chief Executive Officer	2006	III
Martin A. Schultz (1991)	Director	2006	III
Richard D. Cramer (1996)	Director	2007	I
Andrew E. Lietz (2001)	Director	2007	I

Occupations of Directors and Executive Officers

        The following table sets forth the Class II nominees to be elected at the meeting, the current directors who will continue to serve as directors beyond the meeting, and the current executive officers of the Company, their ages and the positions currently held by each such person with the Company:

Name	Age	Position
Robert L. Voelk	49	Chairman of the Board, President and Chief Executive Officer
Daniel A. Coccoluto	35	Chief Financial Officer, Treasurer and Secretary
Richard D. Cramer (1, 2, 3)	42	Director
Arnold E. Ditri	68	Director
Andrew E. Lietz (1, 2, 3)	66	Director
James O'Halloran (1)	72	Director
Martin A. Schultz	48	Director

(1)
Member of Audit Committee.

(2)
Member of Compensation Committee.

(3)
Member of the Nominating Committee.

Directors to be Elected at the Meeting

        Arnold E. Ditri has served as a Director of the Company since July 2001. He was President and Chief Executive Officer of Hedstrom Corporation, a manufacturer and marketer of children's leisure and activity products, from March 1993 to December 2000. He was non-executive Chairman of Hedstrom from January 2001 to July 2001. Mr. Ditri served as President of Ditri Associates, Inc. from 1981 until 1994. Ditri Associates, with a number of financial partners, specialized in acquiring and building under achieving companies where Mr. Ditri served as Chief Executive Officer of the acquired companies. From 1984 through 1988, Ditri Associates built Eagle Industries, Inc. in partnership with Great American Management, Inc. of Chicago. From 1961 to 1981, Mr. Ditri was a management consultant with Booz Allen & Hamilton and Touche Ross & Co. He was a partner in Touche Ross from 1967 to 1981.

        James O'Halloran has served as a Director of the Company since October 2004. From June 1999 to August 2001, Mr. O'Halloran was the Senior Vice President, Chief Financial Officer and Treasurer of Pegasystems. Mr. O'Halloran has served as a Director Of Pegasystems since 1999. From 1991 to 1999 he served as President of G & J Associates, Ltd., a financial consulting firm. From 1956 to 1990, Mr. O'Halloran was with the international accounting firm of Arthur Andersen LLP serving as an audit partner from 1967 to his retirement in 1990. From August 2002 to February 2004, Mr. O'Halloran served as President and Chief Operating Officer of FabTech Industries of Brevard, Inc., a certified supplier of precision components for the aerospace, defense, medical, fuel cell and high tech industries. Since 1993, Mr. O'Halloran has served as a director of ASA International Ltd., a software firm focusing on business applications for small and medium-sized companies.

Directors Whose Terms Extend Beyond the Meeting

        Martin A. Schultz, the founder of the Company, has served as a Director of the Company since its inception in March 1991. Mr. Schultz served the Company as its Chief Technology Officer from

May 1998 to December 1999. Mr. Schultz served as the Company's President from its inception through August 1993 and from January 1996 through May 1999. Mr. Schultz served as Chief Executive Officer of the Company from March 1991 to January 1996. Since February 2003, Mr. Schultz has served as Chief Executive Officer of IMbrella Software, which provides tools for companies who want to reduce their risk of unregulated Instant Messaging on their network. Since January 2003, Mr. Schultz has served as a Director of eSped.com, Inc. ("eSped") which provides internet based applications, services and information to the K-12 education community. From March 2002 to January 2003, Mr. Schultz served as the Chief Executive Officer of eSped. From January 2000 to March 2002, Mr. Schultz was the Chief Technical Officer of eSped. Mr. Schultz served as Vice President of ASA International, Ltd., a designer and developer of proprietary vertical market software, from April 1989 to January 1991.

        Robert L. Voelk has served as a Director of the Company since August 1993. Mr. Voelk served as Chief Executive Officer of the Company from January 1996 to December 1999 and from July 2000 to the present. Mr. Voelk has also served as President of the Company from August 1993 to January 1996 and from July 2000 to the present. Mr. Voelk has served as the Chairman of eSped since January 2000 and Chief Executive Officer from January 2000 to March 2002. Mr. Voelk was employed in various positions at ASA International, Ltd., from 1981 to 1993, most recently serving as Executive Vice President and Director. Mr. Voelk is a Director of ASA International, Ltd.

        Richard D. Cramer has served as a Director of the Company since January 1996. Since December 2003, Mr. Cramer has served as Senior Vice President of Worldwide Sales and Marketing for CENTRA Software, Inc., a developer and marketer of web-centric distance learning software. From September 2001 to July 2003, Mr. Cramer served as President and Chief Executive Officer of Veridiem, Inc., a developer of enterprise software marketing solutions. From January 1999 to September 2001, Mr. Cramer was a sales and marketing consultant. He has also served as Vice President, Sales and Marketing of CENTRA Software, Inc. from May 1996 to January 1999. Mr. Cramer served as Vice President of North American Field Operations at Avid Technology, Inc., a developer of nonlinear film, video and audio solutions, from 1989 to 1995 and Vice President and General Manager of the Desktop Division of Avid Technology, Inc. during 1996.

        Andrew E. Lietz has served as a Director of the Company since July 2001. Mr. Lietz currently serves as the Managing Director of Rye Capital Management, a private equity investment firm. From September 2000 until June 2002, Mr. Lietz served as Executive Chairman of Clare Corporation, a manufacturer of integrated circuits. From October 1995 until June 2000, he served as President and Chief Executive Officer of Hadco Corporation, a global manufacturer of electronic interconnect products and services. Previously, Mr. Lietz served as Chief Operating Officer and Vice President of Hadco from July 1991 to October 1995, and served as director of Hadco from February 1993 through June 2000. Mr. Lietz serves as a director of Amphenol Corporation, a global manufacturer of electronic components for the industrial and military marketplace, Safeguard Scientifics, Inc. a technology and service company that sponsors development of businesses and Dynamic Details Incorporated, a provider of development and manufacturing services for the electronics industry. He also serves on the Board of Trustees for the University System of New Hampshire.

Executive Officers

        Daniel A. Coccoluto has served the Company as Chief Financial Officer, Secretary and Treasurer since April 2005. Prior to that, Mr. Coccoluto served as the Company's Acting Chief Financial Officer, Secretary and Treasurer from September 2003 to April 2005. Prior to that, he served as the Company's Corporate Controller from March 1999 to September 2003. Mr. Coccoluto was an Audit Senior for Ernst & Young, LLP, a public accounting firm from November 1996 to March 1999.

        Executive officers of the Company are elected by the Board of Directors on an annual basis and serve until their successors have been duly elected and qualified. There are no family relationships among any of the executive officers or directors of the Company.

Director who Resigned from the Board of Directors during the Last Fiscal Year

        William Styslinger resigned from the Board of Directors of the Company effective December 16, 2004. Mr. Styslinger's resignation from the Board of Directors was not because of a disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Board Vacancy

        On October 20, 2004, the Board of Directors voted unanimously to increase the number of members of the Board of Directors from six to seven. Mr. O'Halloran was then appointed a Class II member. Mr. Styslinger resigned effective December 16, 2004, leaving one open Class II director seat. The Board of Directors is exploring whether and how to fill this vacancy.

CORPORATE GOVERNANCE AND BOARD MATTERS

Independence of Members of the Board of Directors

        A majority of the members of the Board of Directors are independent directors within the meaning of the Company's director independence standards and the director independence standards of The Nasdaq Stock Market, Inc. ("Nasdaq"). In having a majority of the directors qualified as independent directors by the 2005 Annual Meeting, the Company has met the deadline mandated under the Nasdaq Rules. The Board of Directors has determined that each member of each of the committees of the Board of Directors is independent within the meaning of the Company's and Nasdaq's director independence standards.

Executive Sessions of Independent Directors

        Pursuant to the Nasdaq Rules, the independent directors shall have regularly scheduled meetings at which only independent directors are present. The independent directors intend to hold executive sessions at least two times per year in conjunction with regularly scheduled board meetings.

Policies Governing Director Nominations

        The Nominating Committee of the Board of Directors (the "Nominating Committee") is responsible for identifying individuals qualified to become members of the Board of Directors and recommending for the Board of Directors' selection director nominees for election at the next annual or other properly convened meeting of shareholders.

  Process for Consideration of Nominees.

        Identification of Candidates.    The Nominating Committee shall identify candidates for director nominees in consultation with management, through the use of search firms or other advisers, through the recommendations properly submitted by shareholders or by such other methods as the Nominating Committee deems helpful to identify candidates.

        Evaluation Process.    Once candidates have been identified, the Nominating Committee shall confirm that the candidates meet all of the minimum qualifications for director nominees. The Nominating Committee may gather information about the candidates through interviews; detailed questionnaires regarding the candidate's experience, background and independence; comprehensive background checks or by any other means that the Nominating Committee deems to be helpful in the evaluation process. The Nominating Committee shall then meet, discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board of Directors. Other than the procedural requirements for recommendations of director nominees by stockholders (described below), the Nominating Committee shall make no distinction in the manner by which the Nominating Committee evaluates director nominees, whether nominated by the Board of Directors or by a stockholder.

  Procedures for Recommendation of Nominees by Stockholders.

        The Nominating Committee will consider candidates for the Board of Directors who are recommended by stockholders of the Company. Stockholders, in submitting recommendations to the Nominating Committee for director candidates, shall follow the following procedures:

        While stockholders can submit recommendations for director nominees at any time, in order for the Nominating Committee to consider a candidate submitted by a stockholder with respect to potential nomination at a particular annual or special meeting of the stockholders at which directors will be elected, the Secretary of the Company must receive any such recommendation for nomination not later than the close of business on the 120th day before the first anniversary of the date this proxy statement was released to stockholders in connection with the preceding year's annual meeting. Nominations received after such date shall be considered for the next annual meeting of stockholders.

        Such recommendation for nomination must be in writing and include the following:

  1.
  Name and address of the stockholder making the recommendation, as they appear on the Company's books and records;

  2.
  Name of the individual recommended for consideration as a director nominee;

  3.
  A written statement from the stockholder making the recommendation stating why such recommended candidate would be able to fulfill the duties of a director and whether the security holder consents to being identified in the Company's proxy statement;

  4.
  Any other information (such as biographical data) regarding the recommended candidate that the stockholder would like to submit to the Nominating Committee to assist it in its evaluation of the candidate; and

  5.
  The recommended candidate's written consent to being named in the proxy statement as a nominee and to serve as a director (if recommended by the Committee, selected by the Board of Directors as a nominee and elected), assuming all other procedural and regulatory requirements are satisfied.

        Nominations should be sent to the attention of the Secretary of the Company by U.S. Mail (including courier or expedited delivery service) c/o Omtool, Ltd., 8A Industrial Way, Salem, NH 03079.

        The Secretary of the Company will promptly forward any such nominations to the Nominating Committee. Once the Nominating Committee receives the nomination of a candidate, the candidate will be evaluated and if appropriate may be recommended for the Board of Directors' selection as a director.

  Director Qualifications and Skills

        The Nominating Committee seeks directors who possess appropriate qualifications and skills and evaluates each individual candidate in the context of the overall composition and needs of the Board of Directors, with the objective of selecting a group that can best manage the Company's business and affairs and represent shareholder interests using its diversity of experience.

        A majority of the members of the Board of Directors and all members of all committees of the Board of Directors shall meet the independence requirements to the extent required by the rules promulgated by the Securities and Exchange Commission, the corporate governance rules adopted by Nasdaq and any exchange, quotation system or market upon which the Company's securities are traded (the "Regulatory Bodies"), as in effect from time to time. This assessment includes consideration of the adequacy of the experience of the directors, who, in the belief of the Nominating Committee, must have, at a minimum, substantial or significant business or professional experience or an understanding of technology, finance, marketing, financial reporting, international business or other disciplines relevant to the business of the Company.

        The following are the specific qualities or skills that the Nominating Committee believes are necessary for one or more of the directors to possess:

  •
  Economic, technical, scientific, academic, financial, accounting, legal, marketing, or other expertise applicable to the business of the Company;

  •
  Leadership or substantial achievement in their particular fields;

  •
  Demonstrated ability to exercise sound business judgment;

  •
  Integrity and high moral and ethical character;

  •
  Potential to contribute to the diversity of viewpoints, backgrounds, or experiences of the Board of Directors as a whole;

  •
  Capacity and desire to represent the balanced, best interests of the shareholders as a whole and not primarily a special interest group or constituency;

  •
  Ability to work well with others;

  •
  High degree of interest in the business of the Company;

  •
  Dedication to the success of the Company;

  •
  Commitment to responsibilities of a director;

  •
  Absence of any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Board of Directors; and

  •
  International business or professional experience.

Policy Governing Security Holder Communications with the Board of Directors

        The Board of Directors provides to every security holder the ability to communicate with the Board of Directors as a whole and with individual members of the Board of Directors through an established process for security holder communication as follows:

        For security holder communication directed to the Board of Directors as a whole, security holders may send such communication to the attention of the Board of Directors via the method listed below:

        U.S. Mail or Expedited Delivery Service:

Omtool, Ltd. 8A Industrial Way Salem, NH 03079 Attn: Board of Directors

        For security holder communication directed to an individual director in his or her capacity as a member of the Board of Directors, security holders may send such communication to the attention of the individual director via the method listed below:

U.S. Mail or Expedited Delivery Service:

Omtool, Ltd. 8A Industrial Way Salem, NH 03079 Attn: [Name of Director]

The Company will forward by U.S. mail any such security holder communication to the Board of Directors or any individual director, as specified by the security holder. Complaints and general communications related to accounting matters will be referred to members of the Company's Audit Committee pursuant to procedures adopted by the Audit Committee.

Policy Governing Director Attendance

        Each member of the Board of Directors is expected to make every reasonable effort to attend annual meetings of the Company, Board of Directors meetings and meetings of the committees on which he serves. One member of the Board of Directors attended the Annual Meeting of Stockholders held in 2004.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board Meetings and Committees

        The Board of Directors met six times, and took action by unanimous written consent three times during the fiscal year ended December 31, 2004. The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee and the Nominating Committee. Each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors (held during the period for which he was a director) and (2) the total number of meetings held by all committees of the Board on which he served (during the periods that he served).

Compensation Committee

        The Compensation Committee of the Board of Directors (the "Compensation Committee") establishes and approves all compensation for the Company's Chief Executive Officer and all other executive officers. The Compensation Committee also approves incentive compensation of employees and directors of and consultants to the Company. The Compensation Committee met three times and took action by written consent once during the fiscal year ended December 31, 2004. The Board of Directors has adopted a Compensation Committee Charter, which is available on the Investors sub-section of the Company's website at www.omtool.com. The current members of the Compensation Committee are Richard D. Cramer and Andrew E. Lietz. The Board of Directors has determined that each current member of the Compensation Committee is independent within the meaning of the Company's director independence standards and those of the Regulatory Bodies.

Audit Committee

        The Audit Committee of the Board of Directors (the "Audit Committee") oversees the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company, including, but not limited to appointing, compensating and retaining the Company's independent public accountants, reviewing the independence of such auditors, as well as the results and scope of the audit and other services provided by the independent auditors, reviewing the professional fees payable to the independent auditors, establishing and overseeing procedures designed to facilitate: (i) the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters, and (ii) the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters, engaging advisors as necessary, and determining the funding from the Company that is necessary or appropriate to carry out the Committee's duties and distributing relevant funding provided by the Company. The Board of Directors has adopted an Audit Committee Charter which is available on the Investors sub-section of the Company's website at www.omtool.com. The current members of the Audit Committee are Messrs. Cramer, Lietz and O'Halloran. The Audit Committee met four times and took action by written consent six times during the fiscal year ended December 31, 2004. Each member of the Audit Committee is able to read and understand financial statements of a complexity at least comparable to the Company's financial statements, and the Board of Directors has determined that each member of the Audit Committee qualifies as an "audit committee financial expert" under the rules of the Securities and Exchange Commission. Each member of the Audit Committee is also financially sophisticated as required by the NASD Marketplace Rules, and is independent within the meaning of the Company's director independence standards and those of the Regulatory Bodies.

Nominating Committee

        The Board of Directors has established a Nominating Committee. The current members of the Nominating Committee are Messrs. Cramer and Lietz. The Board of Directors has determined that each current member of the Nominating Committee is independent within the meaning of the Company's director independence standards and those established by the Regulatory Bodies. The Nominating Committee met twice and took no action by written consent during the fiscal year ended December 31, 2004. The Nominating Committee Charter adopted by the Company's Board of Directors is available Investors sub-section of the Company's website at www.omtool.com.

Code of Business Conduct and Ethics

        The Company has adopted a "code of ethics" as defined by regulations promulgated under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934 and a "code of conduct" as defined by qualitative listing requirements promulgated by Nasdaq that apply to all of the Company's directors, officers and employees, including the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics and code of conduct are collectively referred to as the Company's "Code of Business Conduct and Ethics," a current copy of which is available Investors sub-section of the Company's website at www.omtool.com. A current copy of the Code of Business Conduct and Ethics may also be obtained by any person, without charge, upon request directed to the Company at: Omtool, Ltd., 8A Industrial Way, Salem, NH 03079, Attention: Compliance Officer.

        The Company will promptly disclose to investors, in compliance with applicable rules and regulations, amendments to the Code, as well as waivers of the Code, that apply or are granted to specified individuals, including directors, executive officers or certain other senior financial officers or persons performing similar functions, in each such case to the extent required by such rules and regulations.

Compensation of Directors

        At the beginning of 2004, independent directors received a participation fee of $1,000 for each Board of Directors meeting and $500 for each Board committee meeting that they attended in person. These fees were changed in the first quarter of 2005 to the following:

        —  A retainer of $20,000 (which may continue to be partially taken in the form of health insurance)

        —  A fee of $1,500 for each quarterly Board meeting attended

        —  A fee of $500 for each committee meeting attended

        —  Additional retainer fees as follows:

    •
    $5,000 for the Audit Committee Chair

    •
    $2,500 for members of the Audit Committee

    •
    $2,500 for each of the Chairs of the Nominating and Compensation Committees

Outside directors have been and will continue to be reimbursed for their reasonable out-of-pocket expenses incurred in attending meetings. No director who is an employee of the Company will receive separate compensation for services rendered as a director.

        Non-employee directors may elect to receive individual and family medical insurance coverage under the Company's Group Medical and Dental Plans. If a director elects to receive medical insurance coverage, $6,000 is deducted from his retainer to pay for the coverage. Of the non-employee directors, only Mr. Schultz has elected to take the medical coverage.

COMPENSATION AND OTHER INFORMATION
CONCERNING DIRECTORS AND OFFICERS

Executive Compensation

        The following table sets forth information concerning the compensation for services in all capacities paid or accrued by the Company for the fiscal years ended December 31, 2004, 2003 and 2002, to (i) the individual who served as the Chief Executive Officer for the fiscal year ended December 31, 2004 and (ii) each of the executive officers for the fiscal year ended December 31, 2004 (with the Chief Executive Officer, collectively, the "Named Executive Officers"):

SUMMARY COMPENSATION TABLE

Long Term Compensation Awards (2)
Annual Compensation (1)
Securities Underlying Options/ SARs (#)
Name and Principal Position	Year	Salary ($)	Bonus ($)(3)		All Other Compensation ($)(4)
Robert L. Voelk (5) Chief Executive Officer, President and Chairman of the Board	2004 2003 2002	350,000 350,000 350,000	175,000 47,326 —	— — —	30,128 39,079 8,840
Daniel A. Coccoluto (6) Chief Financial Officer, Secretary and Treasurer	2004 2003 2002	125,000 111,143 98,813	50,000 15,000 10,000	— 16,000 —	225 112 865

(1)
In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits have been omitted because such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus reported for the executive officer during the year ended December 31, 2004.

(2)
The Company did not grant any restricted stock awards or stock appreciation rights during fiscal 2004, 2003 or 2002. The Company does not have any long term incentive plans.

(3)
Bonuses are reported in the year earned, even if actually paid in a subsequent year.

(4)
Consists of the Company's matching contributions related to the Company's 401(k) Plan and premiums for life insurance paid by the Company on behalf of the Named Executive Officers.

(5)
Mr. Voelk has been the Company's Chief Executive Officer and President since July 2000. Mr. Voelk was the Company's Chief Executive Officer from January 1996 to December 31, 1999.

(6)
Mr. Coccoluto joined the Company as Corporate Controller in March 1999. In September 2003, Mr. Coccoluto was named Acting Chief Financial Officer, Treasurer and Secretary. In April 2005, Mr. Coccoluto was named Chief Financial Officer, Treasurer and Secretary.

        The following table provides information about the securities authorized for issuance under the Company's equity compensation plans as of December 31, 2004.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	497,376	(1)	$7.15	1,179,296	(2)
Equity compensation plans not approved by security holders	—		—	—

Total	497,376		$7.15	1,179,296

(1)
Issued pursuant to the Company's 1997 Stock Plan, as amended, and the 1997 Employee Stock Purchase Plan.

(2)
Available for issuance pursuant to the Company's 1997 Stock Plan, as amended and the 1997 Employee Stock Purchase Plan.

Option Grants

        The Company did not grant any stock options or stock appreciation rights in 2004 to the Named Executive Officers.

Option Exercises and Fiscal Year-End Values

        Shown below is information with respect to options to purchase the Company's Common Stock granted under the Company's 1996 Stock Option Plan and 1997 Stock Plan, as amended, including (i) the number of shares of Common Stock received upon exercise of options in the fiscal year ended December 31, 2004; (ii) the net value realized upon such exercise; (iii) the number of unexercised options held at December 31, 2004; and (iv) the aggregate dollar value of unexercised options held at December 31, 2004.

AGGREGATED OPTION/SAR EXERCISES IN THE LAST
FISCAL YEAR AND FY-END
OPTION/SAR VALUES

			Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End #		Value of Unexercised In-the-Money Options/SARs at Fiscal Year-End ($)(2)
	Shares Acquired on Exercise (#)
Name		Value Realized ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Robert L. Voelk	20,000	151,326	46,963	4,464	$277,786	$26,405
Daniel A. Coccoluto	—	—	9,716	12,000	26,785	80,280

(1)
Amounts disclosed in this column do not reflect amounts actually received by the Named Executive Officers, but are calculated based on the difference between the fair market value of the

  Company's Common Stock on the date of exercise and the exercise price of the options. Named Executive Officers will receive cash only if and when they sell the Common Stock issued upon exercise of the options and the amount of cash received by such individuals is dependent on the price of the Company's Common Stock at the time of such sale.

(2)
Value is based on the difference between the option exercise price and the fair market value of the underlying common stock at December 31, 2004 ($8.54 per share) multiplied by the number of shares of Common Stock underlying the option.

Employment Arrangements

        In August 2003, the Company entered into an amended employment arrangement with Robert L. Voelk providing for severance payments and certain benefits upon a Qualified Termination of Mr. Voelk's employment.

        In August 2003, the Company entered into an employment arrangement with Daniel A. Coccoluto providing for severance payments and certain benefits upon a termination by the Company without Cause or by Mr. Coccoluto for Good Reason within the first twelve months after a Change in Control of the Company.

Compensation Committee Report on Executive Compensation

        The Company's executive compensation program is administered by a two-member Compensation Committee. The members of the Compensation Committee are Messrs. Cramer and Lietz who are independent, non-employee members of the Board of Directors. During the last completed fiscal year, the Compensation Committee made recommendations to the Board of Directors concerning the compensation of executive officers. The Compensation Committee also made recommendations to the Board of Directors concerning incentive compensation of employees and directors of the Company.

        The Company's executive compensation program is designed to provide levels of compensation that assist the Company in attracting, motivating and retaining qualified executive officers and aligning the financial interests of the Company's executive officers and other employees with those of its stockholders by providing a competitive compensation package based on corporate and individual performance. In addition to cash compensation in the form of base salary, compensation under the executive compensation program can be comprised of annual cash incentive bonuses and long-term incentive awards in the form of stock option grants. The compensation program is also comprised of various benefits, including medical and insurance plans, as well as the Company's 1997 Stock Plan, as amended, the 1997 Employee Stock Purchase Plan, and 401(k) Plan, which plans are generally available to all employees of the Company.

Base Salary

        Base salary compensation levels for each of the Company's executive officers, including the Chief Executive Officer, are generally set within the range of base salaries that the Compensation Committee believes are paid to executive officers with comparable qualifications, experience and responsibilities at other companies located in the northeastern United States of similar size and engaged in similar business to that of the Company. In recommending compensation levels, the Compensation Committee generally takes into account such factors as (i) the Company's past operating and financial performance and future expectations, (ii) individual performance and experience and (iii) past salary levels. The Compensation Committee does not assign relative weights or rankings to these factors, but instead makes determinations based upon the consideration of all of these factors as well as the progress made with respect to the Company's long-term goals and strategies.

Incentive Compensation

        Incentive Compensation in the form of performance-based bonuses for the Chief Executive Officer and the Company's other executive officers is based upon management's success in meeting the Company's financial and strategic goals as well as meeting individual performance goals.

Stock Options

        Stock Options are the principal vehicle used by the Company to provide long-term incentive-based compensation to improve the Company's operating and financial performance and to support the recruitment, motivation and retention of key professional and managerial personnel. The Company's stock option plans are administered by the Board of Directors. To date, the Board of Directors has not granted stock options at less than fair market value.

        Stock options are granted from time to time to eligible employees and based upon the Company's overall financial performance and their contributions thereto. Stock options are designed to align the interest of the Company's executive officers and other employees with those of its stockholders by encouraging them to enhance the value of the Company, the price of the Common Stock and, hence, the stockholders' return. In addition, the vesting of stock options over a period of time is designed to defer the receipt of compensation by the option holder, thus creating an incentive for the individual to remain with the Company. The Company periodically grants new options to provide continuing incentives for future performance.

        During the fiscal year ended December 31, 2004, no stock options were awarded under the 1997 Stock Plan, as amended, to any of the Company's named executive officers.

Restricted Stock

        The Company's 1997 Stock Plan also provides for the grant of restricted stock awards to provide long-term incentive based compensation. During the fiscal year ended December 31, 2004, no restricted stock was awarded to any of the Company's named executive officers or directors.

Other Benefits

        The Company also has various broad-based employee benefit plans. Executive officers participate in these plans on the same terms as eligible, non-executive employees, subject to any legal limits on the amounts that may be contributed or paid to executive officers under these plans. The Company offers a stock purchase plan, pursuant to which employees may purchase Common Stock at a discount and a 401(k) Plan. The Company matches each employee's contributions to the 401(k) Plan up to 3% of such employee's salary. The Company also maintains medical, disability and life insurance plans and other benefit plans for its employees.

Compensation of the Chief Executive Officer

        Compensation for the Company's Chief Executive Officer, Robert L. Voelk, was determined in accordance with the policies applicable to the other executive officers of the Company described above. The 2004 base salary compensation for Mr. Voelk was $350,000. In addition to achievement of performance targets in accordance with the Company's executive compensation policies, the Compensation Committee determines the Chief Executive Officer's cash compensation based upon the Company's overall performance, the performance of his management team, the compensation paid at competing companies and the Company's prospects, among other objective and subjective factors. The Compensation Committee does not find it practicable to quantify or assign relative weight to the factors on which the Chief Executive Officer's compensation is based.

Tax Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the tax deduction to $1 million for compensation paid to any of the executive officers unless certain requirements are met. The Compensation Committee has considered these requirements and it is the Compensation Committee's present intention, for so long as it is consistent with its overall compensation objectives, to structure executive compensation to minimize application of the deduction limitations of Section 162(m).

        The Compensation Committee is satisfied that the executive officers of the Company are dedicated to achieving significant improvements in the long-term financial performance of the Company and that the compensation policies and programs implemented and administered have contributed and will continue to contribute towards achieving this goal.

        This report has been respectfully submitted by the members of the Compensation Committee of the Board of Directors.*

Richard D. Cramer, Chairman Andrew E. Lietz

*
The Compensation Committee Report is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee Interlocks and Insider Participation

        No person who served as a member of the Compensation Committee was, during the fiscal year ended December 31, 2004, an officer or employee of the Company, was formerly an officer of the Company, or had any relationship requiring disclosure herein. During the last year, no executive officer of the Company served as (i) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation Committee of the Company; (ii) a director of any other entity, one of whose executive officers served on the Compensation Committee of the Company; or (iii) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

Report of the Audit Committee

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The Audit Committee reviewed and discussed with the Company's independent auditors for the fiscal year ended December 31, 2004, PricewaterhouseCoopers LLP ("PwC"), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

        The Audit Committee has received from and discussed with the independent auditors, PwC, the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with PwC their independence. These items relate to PwC's independence from the Company. The Audit Committee also discussed with PwC any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        The Audit Committee discussed with the Company's independent auditors, PwC, the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the Company's financial reporting.

        The Board of Directors has determined that each member of the Audit Committee is independent within the meaning of the Company's and Nasdaq's director independence standards as well as the Securities and Exchange Commission's heightened director independence standards for audit committee members. The Audit Committee believes that each of its members is financially sophisticated and is able to read and understand the consolidated financial statements of the Company. The Board of Directors has also determined that each member of the Audit Committee is an "audit committee financial expert" as defined in recently adopted SEC rules. The Audit Committee has recently adopted an amended written charter setting out the audit related functions the Audit Committee is to perform.

        In reliance on the reviews and the discussions referred to above, the Audit Committee recommended to the Board of Directors and the Board of Directors subsequently approved that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.

        This report has been respectfully submitted by the members of the Audit Committee of the Board of Directors.*

James P. O'Halloran, Chairman Richard D. Cramer Andrew E. Lietz

*
The Audit Committee Report is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Relationship with Independent Accountants

        PwC has been the independent registered public accounting firm that audits the financial statements of the Company and its subsidiaries since 2002. In accordance with standing policy, PwC periodically changes the personnel who work on the audit.

        The Audit Committee selected PwC as the Company's independent auditors, to serve as auditors for the fiscal year ending December 31, 2004. PwC has served as the Company's auditors and outside accountants since 2002. The Company does not expect a member of the firm to be present at the annual meeting, however, a member of the firm will have an opportunity to make a statement if they desire to do so and will be available, by telephone, to respond to appropriate questions.

        As previously disclosed on a Form 8-K dated April 1, 2005, the Company dismissed PwC as its independent registered public accounting firm. The decision to dismiss PwC was authorized and approved by the Audit Committee of the Board of Directors of the Company. PwC's reports on the Company's financial statements for the years ended December 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle. During the years ended December 31, 2004 and 2003 and through April 1, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their reports on the financial statements for such years. During the years ended December 31, 2004 and 2003 and through April 1, 2005, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

        On April 5, 2005, the Company engaged Vitale, Caturano & Company Ltd. ("Vitale Caturano") as its independent registered public accounting firm to audit the Company's financial statements.

Fees

        Aggregate fees for professional services rendered to the Company by PwC for the years ended December 31, 2004 and 2003, were:

Audit Fees

        Audit fees were approximately $164,100 for 2004 and $135,000 for 2003. Such fees were for professional services rendered for the audits of the Company's consolidated financial statements and the review of financial information included in the Company's quarterly reports on Form 10-Q and fees related to filings with the Securities and Exchange Commission and accounting consultations.

Audit-Related Fees

        There were no audit-related fees billed by PwC in 2004 or 2003. The Company did not incur any fees for audit-related services in 2004 or 2003.

Tax Fees

        The total fees for tax services were approximately $39,225 for 2004 and $65,900 for 2003. The fees were for services related to: tax compliance; including the preparation of tax returns; tax planning and tax advice; advice related to mergers and acquisitions; and requests for rulings or technical advice from tax authorities.

All Other Fees

        The Company did not incur any fees for any other services during 2004 or 2003.

Pre-Approval Policies and Procedures

        The Audit Committee has established a policy of reviewing, in advance, and either approving or disapproving, any audit, audit-related or non-audit service to be provided to the Company by any independent public or certified public accountant who is providing audit services to the Company. All of the audit-related, tax and all other services provided by PwC to the Company in 2004 were approved by the Audit Committee by means of specific pre-approvals. All non-audit services provided in 2004 were reviewed with the Audit Committee, which concluded that the provision of such services by PwC was compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

Tax Fees for Vitale Caturano

        The Company signed an engagement letter with Vitale Caturano in the amount of $18,500 for the preparation of the Company's 2004 federal and state tax returns.

Certain Relationships and Related Transactions

eSped.com, Inc.

        On October 31, 2000, the Company entered into an agreement with eSped.com, Inc. ("eSped") to sublease from the Company 4,500 square feet of the premises the Company is occupying at the Company's Salem, New Hampshire, headquarters. Mr. Voelk is the Chairman of the Board of Directors of eSped and Mr. Schultz is a Director of eSped. The lease is a tenancy at will and commenced on February 1, 2001. Either party may terminate the lease with 120 days written notice to the other party. The annual amount of rent payments received in 2004 was $62,037 and the amount of rent payments received since the beginning of fiscal year 2001 was $181,901. As a result of a comparison by management of comparable real estate rates, the Company believes that this sublease is on terms no less favorable to the Company than could be obtained from an unrelated third party.

ASA International Ltd.

        On March 31, 2004 the Company purchased 175,000 shares of its outstanding common stock from an existing stockholder, ASA International Ltd. ("ASA"), in a private transaction at a price of $11.50 per share, totaling $2,012,500. Since 1993, James O'Halloran, a member of the Company's Board of Directors, has served as a director of ASA. Additionally, Robert Voelk, CEO, President and Chairman of the Board of Directors of the Company, was employed in various positions at ASA, from 1981 to 1993, most recently serving as ASA's Executive Vice President and Director. Mr. Voelk currently serves as a Director of ASA. The Company believes that the private transaction between it and ASA was on terms no less favorable to the Company than could be obtained from an unrelated third party.

Stock Performance Graph

        The following graph compares the percentage change in the cumulative total stockholder return on the Company's Common Stock during the period from the Company's initial public offering through December 31, 2004 with the cumulative total return on (i) the Nasdaq Market Index, and (ii) a broad peer group index prepared by Media General Financial Services consisting of Nasdaq listed companies grouped under SIC Code 7372.

COMPARISON OF FIVE YEAR* CUMULATIVE TOTAL RETURN**
AMONG OMTOOL, LTD., NASDAQ MARKET INDEX
AND PEER GROUP INDEX

	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
Omtool, Ltd.	80.85	51.06	25.53	9.53	35.99	102.74
Nasdaq Market Index	186.94	102.15	90.20	61.81	79.22	56.97
Peer Group Index	176.37	110.86	88.37	61.64	92.68	46.26

*
This graph is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

**
Cumulative Total Return assumes $100 was invested on December 31, 1998 in the Company's Common Stock and in the Nasdaq Market Index and Peer Group Index and assure reinvestment of dividends, if any.

        The stock price performance shown on the graph above is not necessarily indicative of future price performance. Information used in the graph was obtained from Media General Financial Services, a source believed to be reliable, however, the Company is not responsible for any errors or omissions in such information.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Such persons are required by regulations of the Commission to furnish the Company with copies of all such filings. Based solely on its review of the copies of such filings received by it with respect to the fiscal year ended December 31, 2004 and written representations from certain Reporting Persons, the Company believes that all Reporting Persons complied with all Section 16(a) filing requirements in the fiscal year ended December 31, 2004.

STOCKHOLDER PROPOSALS

        Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next Annual Meeting of the Company must be received at the Company's principal executive offices no later than December 23, 2005. Under the Company's Amended and Restated By-Laws, stockholders who wish to make a proposal at the next Annual Meeting—other than one that will be included in the Company's proxy materials—must notify the Company no earlier than November 23, 2005 and no later than December 23, 2005. If a stockholder who wishes to present a proposal fails to notify the Company by December 23, 2005, the stockholder would not be entitled to present the proposal at the meeting. If, however, notwithstanding the requirements of the Company's Amended and Restated By-laws, the proposal is brought before the meeting, then under the Securities and Exchange Commission's proxy rules the proxies solicited by management with respect to the next Annual Meeting will confer discretionary voting authority with respect to the stockholder's proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the Securities and Exchange Commission's proxy rules. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail—Return Receipt Requested to Omtool, Ltd., 8A Industrial Way, Salem, New Hampshire 03079, Attention: Daniel A. Coccoluto.

INCORPORATION BY REFERENCE

        To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the Proxy Statement entitled "Compensation Committee Report on Executive Compensation," "Audit Committee Report" and "Stock Performance Graph" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

EXPENSES AND SOLICITATION

        Proxies may be solicited by the Company, by personal interview, mail and telephone. The Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. The cost of solicitation of proxies will be borne by the Company. The Company may, if appropriate, retain an independent proxy solicitation firm to assist in soliciting proxies. If the Company does so, it will pay that independent solicitation firm's customary fees and expenses.

HOUSEHOLDING

        Our Annual Report, including audited financial statements for the fiscal year ended December 31, 2004, is being mailed to you along with this proxy statement. In order to reduce printing and postage costs, ADP Investor Communication Services ("ADP") has undertaken an effort to deliver only one Annual Report and one proxy statement to multiple shareholders sharing an address. This delivery method, called "householding," is not being used, however, if ADP has received contrary instructions from one or more of the shareholders sharing an address. If your household has received only one Annual Report and one proxy statement, Omtool, Ltd. will deliver promptly a separate copy of the Annual Report and the proxy statement to any shareholder who makes a request to Omtool, Ltd., 8A Industrial Way, Salem NH 03079 (603) 898-8900, Attention: Daniel A. Coccoluto. You can also notify ADP that you would like to receive separate copies of Omtool, Ltd.'s Annual Report and proxy statement in the future by writing or calling your bank or broker. Even if your household has received only one Annual Report and one proxy statement, a separate proxy card should have been provided for each shareholder account. Each proxy card should be signed, dated, and returned in the enclosed self-addressed envelope. If your household has received multiple copies of Omtool Ltd.'s Annual Report and proxy statement, you can request the delivery of single copies in the future by completing the enclosed consent, if applicable, or writing or calling ADP directly.

ANNUAL MEETING OF STOCKHOLDERS OF

OMTOOL, LTD.

May 24, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon as possible.

    / Please detach along perforated line and mail in the envelope provided. /

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.

  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK   AS SHOWN HERE ☒

1.	To elect two Class II directors to serve for three-year terms.
NOMINEES:
☐	FOR BOTH NOMINEES	o o	Arnold E. Ditri James O'Halloran
☐	WITHHOLD AUTHORITY FOR BOTH NOMINEES
☐	FOR BOTH EXCEPT (See instructions below)

INSTRUCTION:		To withhold authority to vote for any individual nominee(s), mark "FOR BOTH EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

2.	To transact such other business as may properly come before the meeting and any adjournments thereof.
THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS.
The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement.
Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY                                                                                                                                         PROXY

OMTOOL, LTD.

This Proxy is solicited on behalf of the Board of Directors
for the Annual Meeting of Stockholders to be held on May 24, 2005

        The undersigned hereby appoints Robert L. Voelk and Daniel A. Coccoluto, and each or both of them, proxies for the undersigned, with full power of substitution, to attend the Annual Meeting of Stockholders of Omtool, Ltd., to be held on May 24, 2005 at 10:00 a.m., at the offices of the Company, at 8A Industrial Way, Salem, New Hampshire, and at any adjournments or postponements of the Annual Meeting, and to vote as specified in this Proxy all the Common Stock of the Company which the undersigned would be entitled to vote if personally present. This Proxy when properly executed will be voted in accordance with your indicated directions. If no direction is made, this Proxy will be voted FOR the election of the Directors and in the judgment of the proxies named herein with respect to such other business as may properly come before the meeting and any adjournments thereof.

        The Board of Directors recommends a vote FOR the election of the Directors.

YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN AND DATE THIS PROXY ON THE
REVERSE SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

        (Continued and to be signed on reverse side.)

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held on May 24, 2005
PROXY STATEMENT
SECURITIES OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS
PROPOSAL 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE AND BOARD MATTERS
THE BOARD OF DIRECTORS AND ITS COMMITTEES
COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
SUMMARY COMPENSATION TABLE
EQUITY COMPENSATION PLAN INFORMATION
COMPARISON OF FIVE YEAR* CUMULATIVE TOTAL RETURN** AMONG OMTOOL, LTD., NASDAQ MARKET INDEX AND PEER GROUP INDEX
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS
INCORPORATION BY REFERENCE
EXPENSES AND SOLICITATION
HOUSEHOLDING